                                 EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of the 31st day of December, 1995, is made by and between WelCare International, Inc., a Georgia corporation (the "Company"), and the holders of the capital stock of the Company listed in Schedule I, attached hereto (the "Shareholders").

                              W I T N E S S E T H:

      WHEREAS, the Shareholders are the owners of the shares of capital stock of the Company listed on Schedule I hereto (the "Capital Shares"); and

      WHEREAS, various of those Shareholders are the beneficiaries of registration rights under that certain Registration Rights Agreement, dated as of December 29, 1992, as amended, by and among the Company and the other parties thereto, and that certain Registration Rights Agreement, dated November 1, 1993, as amended, by and among Transitional Health Services, Inc. ("THS") and the other parties thereto;

      WHEREAS, it is a condition to the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated December 31, 1995, by and among the Company, WelCare Transitional Acquirors, Inc., and THS (the "Merger Agreement"), that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

      NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein, in the Merger Agreement and in the other agreements contemplated thereby, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Shareholders and the Company, each with the other, do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the following respective meanings:

      "Capital Shares" means the shares of capital stock of the Company listed on Schedule I hereto.

      "Common Stock" means the common stock, $0.01 par value per share, of the Company, which is authorized by the Company's Articles of Incorporation, as amended, on the date hereof.

      "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the securities Act.

      "Person" means any natural person or any corporation, partnership, trust or other legal entity.

      "Primary Offering" means an initial Underwritten Public Offering by the Company pursuant to which the Company receives gross proceeds of not less than $15,000,000.

      "Registrable Securities" means the Common Stock held by the Shareholders, including shares issued or issuable at any time or from time to time upon conversion of the Series A Preferred Stock, $11.0011 par value per share, the Series B Preferred Stock, $8.7377 par value per share, or the Special Voting Common Stock, no par value per share, of the Company, but not including any shares held in escrow pursuant to the terms of the Escrow Agreement, as defined in the Merger Agreement. The term "Registrable Securities" does not include shares of capital stock of the Company which have been registered, as defined below, and sold pursuant to such registration.

      The terms "register," "registered," and "registration" refer to a registration effected by preparing the filing of a registration statement in compliance with the Securities Act, and the declaration or order by the Commission of the effectiveness of such registration statement.

      "Secondary Offering" means an Underwritten Public Offering by the Company, but not including a Primary Offering or an offering effected pursuant to Section
2.1 or 2.3.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

      "Shareholders" means the owners of the Capital Shares, and each subsequent holder of such shares who acquires the shares directly from a Shareholder or a partner, shareholder or affiliate thereof, and who gives the Company notice of such holder's election to enter into this Agreement as a successor and agrees to be bound hereby.

      "Underwritten Public Offering" means a public offering of Common Stock for cash which is offered and sold in a registered transaction on a firm commitment underwritten basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and any selling shareholders on the one hand and such underwriters on the other hand.

                                   ARTICLE II

                               REGISTRATION RIGHTS

      2.1 Demand Registration Rights.

            (a) Company's Obligation. Upon notice from the holders of at least a majority of the outstanding shares of Registrable Securities requesting registration of a portion of the Registrable Securities of such holders, the Company agrees to effect up to two (2) demand registrations on behalf of the Shareholders as follows, including to:

                  (i) promptly give written notice of the proposed registration, qualification or compliance to all other Shareholders; and

                  (ii) use its diligent good faith efforts to effect, as soon as practicable, all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such requesting Shareholders' Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any other Shareholders joining in such request as is specified in a written request received by the Company within ten (10) business days after such written notice is given; provided, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to register as a dealer or to cause any officer or employee of the Company to register as a salesman in effecting such registration, qualification or compliance. Subject to the foregoing, the Company shall use its reasonable efforts to prepare and file a registration statement covering the Registrable Securities so requested to be registered within ninety
(90) days after such request is received.

            (b) Underwriting. The requesting Shareholders shall include in their request made pursuant to Section 2.1 the name of the managing underwriter or underwriters, if any, that the majority in interest of such requesting Shareholders would propose to employ in connection with the public offering proposed to be made pursuant to the registration requested; provided that if the Board of Directors reasonably objects to any managing underwriter or underwriters proposed by the requesting Shareholders, the requesting Shareholders shall propose another managing underwriter or underwriters that is or are reasonably acceptable to the Board of Directors. The Company shall include in the written notice to be given by the Company to the other Shareholders pursuant to Section 2.1 the name or names of such underwriter or underwriters to be employed. If the sale proposed by the requesting Shareholders is to be effected pursuant to an Underwritten Public Offering, the right of any Shareholder to registration pursuant to Section 2.1 shall be conditioned upon such Shareholder's participation in such underwriting and the inclusion of such Shareholder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the requesting Shareholders and such Shareholder) as provided herein. The Company shall (together with all Shareholders proposing to distribute their securities through such underwriting) use its reasonable efforts to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above. The Company will take such reasonable actions as are necessary to comply with the terms and obligations of such underwriting agreement and will furnish such underwriters and their respective representatives full access to all information reasonably requested in connection with their "due diligence" review of the Company and its operations. Notwithstanding any other provisions of Section 2.1, if, in connection with an Underwritten Public Offering, the managing underwriter advises the Company or the requesting Shareholders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the requesting Shareholders shall so advise the Company (or vice versa) and all Shareholders whose shares would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that were proposed to be sold by such Shareholders. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Shareholder disapproves of the terms of an Underwritten Public Offering, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the requesting Shareholders. The Registrable Securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Shareholders may be included in such Underwritten Public Offering (subject to any limitation imposed by the underwriters), then the requesting Shareholders shall offer to all Shareholders who have included Registrable Securities in the registration the right to include additional shares in the same proportion used in effecting the limitation referred to above in this Section 2.1(c).

            (c) Postponement of Registration on Request. The Company shall be entitled to postpone for a reasonable period of time but not exceeding one-hundred-twenty (120) days the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.1 if the Company determines, in good faith and in the exercise of its reasonable judgment, that such action would interfere with any material financing, acquisition, corporate reorganization or other transaction involving the Company. If the Company shall so postpone the filing of a registration statement, the holders of more than 50% of the Registrable Securities that have requested the registration of such shares under Section 2.1, shall have the right to withdraw such request for registration by giving written notice to the Company within thirty (30) days after receipt of notice from the Company of such postponement. In the event of such withdrawal, such request shall not be counted for purposes of Section 2.1 hereof.

            (d) Additional Shares to be Registered. The Company shall be entitled to include in any registration statement referred to in this Section 2.1, for sale in accordance with the method of disposition specified by the requesting Shareholders, shares of Common Stock to be sold by the Company for its own account, or other shareholders for their own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an Underwritten Public Offering), such inclusion would result in more than 33% of the Registrable Securities proposed to be sold from being excluded from the offering or would materially adversely affect the marketing of such Registrable Securities to be sold.

            (e) Exceptions to Demand Registration Rights. Anything in this
Section 2.1 to the contrary notwithstanding (i) the Company shall not be required to register Registrable Securities pursuant to this Section 2.1 unless the aggregate estimated public offering price of all shares of Registrable Securities, including, without limitation, any for the account of the Company or any existing shareholders of the Company (based upon the highest closing price or bid price, as the case may be, during the thirty (30) day period preceding such request for registration in the principal trading market for the Registrable Securities, or, if there shall be no active trading market for the Registrable Securities, based upon the proposed public offering price estimated in good faith by the Company), shall be $15,000,000 or more; and (ii) the Company shall not be required to file a registration statement requested pursuant to this Section 2.1 which would be declared effective after the last day of a fiscal year of the Company and prior to the date on which the Company's audited financial statements for such fiscal year are first available, or in a manner which would require the inclusion of financial statements other than such audited financial statements.

            (f) Limitations on Demand Registration Rights. No request for registration under this Section 2.1 may be made within six (6) months after the effective date of any other registration statement filed by the Company or within three (3) months after the completion of the sale of all securities included in any other registration statement filed by the Company. If a registration statement requested pursuant to this Section shall not have become effective within twelve (12) months after the initial filing thereof as a result of any reason other than (i) a material adverse development in the business or condition (financial or other) of the Company or (ii) any act or matter within the control of the Company, or if such registration statement shall be abandoned or withdrawn at the request of such holder or holders, then, unless the selling holders of Registrable Securities shall, promptly upon receipt of a request therefor, supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the aggregate share of the registration expenses in respect of such registration statement attributable to the selling holders, the Company shall be deemed to have satisfied its obligation to register the Registrable Securities pursuant to this Section. Notwithstanding anything to the contrary contained herein, the only securities that the Company shall be required to register pursuant to this Agreement shall be Registrable Securities.

      2.2 Piggyback Registration.

            (a) Company's Obligation. If at any time or from time to time after the date hereof, the Company shall determine to register any of its Common Stock in any Primary Offering or Secondary Offering for its own account, but not including an offering that is registered on Commission Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale by the Company), then the Company shall:

                  (i) promptly give to each Shareholder written notice thereof (which shall include, to the extent then available, a list of the jurisdictions in which the Company intends to attempt to qualify the offer and sale of such securities under the applicable blue sky or other state securities laws); and

                  (ii) use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any Underwritten Public Offering involved therein, all the Registrable Securities specified in any written request by any Shareholder received by the Company within ten (10) business days after such written notice is given.

            (b) Underwriting. The right of any Shareholder to registration pursuant to Section 2.2 shall be conditioned upon such Shareholder's participation in the Underwritten Public Offering and the inclusion of such Shareholder's Registrable Securities in the Underwritten Public Offering to the extent provided herein. All Shareholders proposing to distribute their securities through such Underwritten Public Offering (together with the Company and any other shareholders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Public Offering by the Company.

            (c) Termination of Registration by Company. Notwithstanding any other provision of this Section 2.2, at any time before or after the filing of a registration statement that is subject to Section 2.2 hereof, the Company may, in its sole discretion, abandon or terminate such registration without the consent of any Shareholder.

            (d) Registrations. The Company shall not be required to include Registrable Securities in the securities covered by a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable, so long as no other shares are to be included in such securities for the account of any person other than the Company.

            (e) Certain Underwriter Limitations. Notwithstanding any other provisions of this Section 2.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the Registrable Securities to be included in any registration and Underwritten Public Offering. In such event, the underwriter shall so advise all Shareholders whose shares would otherwise be registered and underwritten pursuant thereto, and the number of shares that may be included in the registration and Underwritten Public Offering shall be allocated: (i) first to the Company; then (ii) to the extent that such securities do not exhaust the number of shares determined by such underwriter, up to the first 50% of shares to be included in such Public Offering from selling Shareholders shall be reserved for sale by the Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that were proposed to be sold by such Shareholders; and then (iii) to the extent that such securities do not exhaust the number of shares determined by such underwriter, among all remaining shareholders of the Company (other than the Shareholders) to whom the Company desires to extend registration rights, in proportion, as nearly as practicable, to the respective amounts of shares of common stock that are proposed to be sold by such shareholders.

            No Registrable Securities excluded from the Underwritten Public Offering by reason of the managing underwriter's marketing limitation shall be included in such registration. If any Shareholder disapproves of the terms of the Underwritten Public Offering, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Shareholders may, in the opinion of the managing underwriter, be included in such registration (subject to any limitation imposed by the underwriters), then the Company shall offer to all Shareholders who have included Registrable Securities in the registration the right to include additional shares in the amount derived from the formula used in effecting the limitation referred to above in this Section 2.2.

      2.3 Form S-3 Demand Registration Rights.

            (a) Company's Obligations. Subject to the limitations on Form S-3 demand registration rights contained in this Section 2.3, if the Company shall receive from any holder or holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 the Company agrees to effect such registration on behalf of the Shareholders as follows, including to:

                  (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Shareholders; and

                  (ii) use its diligent good faith efforts to effect, as soon as practicable, all such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Shareholder's or Shareholders' Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any Shareholder or Shareholders joining in such request as are specified in a written request received by the Company within ten (10) business days after such written notice is given; provided, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or to register as a dealer or to cause any officer or employee of the Company to register as a salesman in effecting such registration, qualification or compliance. Subject to the foregoing, the Company shall use its reasonable efforts to prepare and file a registration statement on Form S-3 covering the Registrable Securities so requested to be registered within ninety (90) days after such request is received.

            (b) Not Deemed Demand Registration. Registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration effected pursuant to Section 2.2.

            (c) Postponement of Registration on Request. The Company shall be entitled to postpone for a reasonable period of time but not exceeding one-hundred-twenty (120) days the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.3 if the Company determines, in good faith and in the exercise of its reasonable judgment, that such action would interfere with any material financing, acquisition, corporate reorganization or other transaction involving the Company. If the Company shall so postpone the filing of a registration statement, the holders of more than 50% of the Registrable Securities that have requested the registration of such shares under this Section 2.3, shall have the right to withdraw such request for registration by giving written notice to the Company within thirty (30) days after receipt of notice from the Company of such postponement.

            (d) Exceptions to Form S-3 Demand Registration Rights. Anything in this Section 2.3 to the contrary notwithstanding (i) the Company shall not be required to register Registrable Securities pursuant to this Section 2.3 unless the aggregate estimated public offering price of all shares of Registrable Securities, including, without limitation, any for the account of the Company or any existing shareholders of the Company (based upon the highest closing price or bid price, as the case may be, during the thirty (30) day period preceding such request for registration in the principal trading market for the Registrable Securities, or, if there shall be no active trading market for the Registrable Securities, based upon the proposed public offering price estimated in good faith by the Company), shall be $5,000,000 or more, (ii) the Company shall not be required to file a registration statement requested pursuant to this Section 2.3 which would be declared effective after the last day of a fiscal year of the Company and prior to the date on which the Company's audited financial statements for such fiscal year are first available, or in a manner which would require the inclusion of financial statements other than such audited financial statements, and (iii) the Company must be entitled to effect a registration statement pursuant to this Section 2.3 on Form S-3.

      2.4 Expenses. All expenses of any registrations permitted pursuant to this Agreement (including, but not limited to, any qualifications under the blue-sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of any securities to the public in connection with registration, of supplying prospectuses, offering circulars or other documents, and all other registration and filing fees, printing expenses, fees and disbursements of independent public accountants of the Company, fees of the Company's counsel, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of a single special counsel retained by a majority in interest of the Shareholders, but excluding underwriting discounts and selling commissions applicable to the sale of the Registrable Securities, which are payable by the Shareholders) shall be paid by the Company. All Selling Expenses in connection with any registration statement filed pursuant to Article 2 hereof shall be borne by participating sellers in proportion to the number of shares sold by each.

      2.5 Registration Procedures. In the case of such registration, qualification or compliance effected by the Company pursuant to this Article II in which any Shareholder's Registrable Securities are included, the Company shall, at its expense:

            (a) prepare, provide counsel for the selling shareholders reasonable opportunity to comment on, and file with the Commission a registration statement with respect to the Registrable Securities, and use its reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of the Registrable Securities, not to exceed nine (9) months;

            (b) prepare, provide counsel for the selling shareholders reasonable opportunity to comment on, and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed nine (9) months;

            (c) furnish to the Shareholders participating in such registration and to the underwriters of Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such Registrable Securities;

            (d) use its diligent good faith efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Shareholders may reasonably request in writing within twenty (20) days following the original filing of such registration statement; provided, however, that in the case of an Underwritten Public Offering, the managing underwriter shall (to the exclusion of the participation of the Shareholders) advise the Company with respect to blue sky qualification and related matters;

            (e) notify counsel for the Shareholders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (f) notify counsel for such Shareholders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

            (g) prepare and file with the Commission, promptly upon the request of any Shareholders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Shareholders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities other than an amendment or supplement required solely as a result of a change by such Shareholder in the method of distribution of the Registrable Securities;

            (h) prepare and promptly file with the Commission and promptly notify counsel for such Shareholders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event other than a change in the method of distribution of the Registrable Securities selected by a Shareholder shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

            (i) not file any amendment or supplement to such registration statement or prospectus if, in the opinion of counsel for such Shareholders (concurred in by counsel for the Company), such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy substantially in the form thereof at least two (2) business days prior to the filing thereof; provided, however, that if in the opinion of counsel for the Company, the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law, the Company may make such filing.

            (j) use its reasonable best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, and subject to the receipt of appropriate representations from such sellers: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

            (k) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

      2.6 Related Registration Matters. The Company shall use its best efforts to enter into an underwriting agreement in connection with any registration subject to the provisions of this Article II hereof in which any Shareholder's Registrable Securities are included, which agreement shall contain such terms, provisions and agreements as are customary and appropriate for such registration. In connection with any Underwritten Public Offering in which any Shareholder's Registrable Securities are included, to the extent not provided in the underwriting agreement related to such offering, the Company shall use its reasonable efforts to:

            (a) List the shares of Registrable Securities included in such offering on any national securities exchange or stock market on which the Registrable Securities are approved for listing;

            (b) engage a bank or other company to act as transfer agent and registrar for the Registrable Securities, unless the Company has already engaged a transfer agent or registrar);

            (c) cause customary opinions of counsel, comfort letters of accountants and other appropriate documents to be delivered by representatives of the Company; and

            (d) as soon as practicable after the effective date of the registration statement, and, in any event, within sixteen (16) months thereafter, make "generally available to its securities holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

      2.7 Indemnification and Contribution.

            (a) In the case of each registration effected by the Company pursuant to this Agreement in which any Shareholder's Registrable Securities are included, the Company agrees to indemnify and hold harmless such Shareholder, including its officers and partners, each underwriter of the shares of Registrable Securities so registered and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defenses of any actions (subject to subsection (c) of this Section 2.7), insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon: any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that, notwithstanding the foregoing, the Company may agree to indemnify each such underwriter and person who so controls such underwriter to such other extent as the Company and such underwriter shall agree; and provided further, however, that the indemnification agreement contained in this subsection (a) shall not (i) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by a Shareholder or such underwriter claiming rights of indemnification pursuant to this Section 2.7 for use in connection with the preparation of the registration statement or any preliminary prospectus or final prospectus contained in the registration statement or any such amendment thereof or supplement thereto or (ii) inure to the benefit of any person to the extent such person's claim for indemnification hereunder arises out of or is based on any violation by such person of applicable law.

            (b) In the case of each registration effected by the Company pursuant to this Agreement in which any Shareholder's Registrable Securities are included, such Shareholder shall be obligated, and shall cause each underwriter of the shares of Registrable Securities to be registered on behalf of such person (each Shareholder and such underwriters being referred to severally in this subsection (b) as the "indemnifying person") to be obligated, in the same manner and to the same extent as set forth in subsection (a) of this Section 2.7, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and officers, with respect to any statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such indemnifying person for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto; provided, however, that the liability of each Shareholder hereunder shall be limited to the proceeds received by each Shareholder from the sale of Registrable Securities covered by such registration statement, amendment, supplement or prospectus, as the case may be.

            (c) Each person to be indemnified pursuant to this Section 2.7 shall, promptly after its receipt of written notice of the commencement of any action against such indemnified person in respect of which indemnity may be sought from an indemnifying person under this Section 2.7, notify the indemnifying person in writing of the commencement thereof. The omission of any indemnified person so to notify an indemnifying person of the commencement of any such action shall relieve the indemnifying person from any liability in respect of such action which it may have to such indemnified person on account of the indemnity agreement contained in this Section 2.7, but shall not relieve the indemnifying person from any other liability which it may have to such indemnified person. If any such action shall be brought against any indemnified person and it shall notify an indemnifying person of the commencement thereof, the indemnifying person shall be entitled to participate therein and, to the extent it may desire, jointly with any other indemnifying persons similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person under this
Section 2.7 for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed counsel in an action in which the indemnified party and indemnifying party are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, (ii) the indemnifying party shall not have employed counsel satisfactory within the exercise of reasonable judgment of the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The undertaking contained in this Section 2.7 shall be in addition to any liabilities which the indemnifying person may have pursuant to law.

      If the indemnification provided for in Sections 2.7(a) and (b) hereof is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under Section 2.7(c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each other party hereto agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Registrable Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

      This indemnification of underwriters provided for in this Section 2.7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

      2.8 Information by Shareholders. Each Shareholder requesting Registrable Securities to be included in any registration shall furnish to the Company such information regarding such Shareholder and the distribution proposed by such Shareholder as the Company may request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article II.

      2.9 Rule 144 Reporting. With a view to making available to the Shareholders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

            (a) Commission Reports. File with the Commission in a timely manner all reports and other documents thereafter required of the Company if the Company is or becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

            (b) Other Information. Furnish to each Shareholder forthwith upon its request (i) a written statement by the Company as to the Company's compliance with the public information requirements of Commission Rule 144 (at any time after 90 days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing any Shareholder of any rule or regulation of the Commission permitting the sale of any such securities without registration.

      2.10 Transfer of Registration Rights. The rights to cause the Company to register securities under this Article II may be assigned following receipt by the Company of notice of proposed transfer by any Shareholder to any assignee or transferee of any shares of capital stock of the Company which are Registrable Securities or with respect to which Registrable Securities may be issued and receipt of the agreement of such holder to be bound by the provisions of this Agreement applicable to holders of Registrable Securities.

      2.11 Notice of Sale Information. Any notice from a holder of Registrable Securities requesting registration of some or all of such Registrable Securities pursuant to Sections 2.1,

2.2 or 2.3 shall (i) specify the number of shares of Registrable Securities intended to be included in such registration; (ii) describe the nature and method of the proposed offering and sale; and (iii) include an undertaking to provide all information and materials concerning such holder and the method of distribution and to take any other actions reasonably requested by the Company to enable the Company to comply with the Securities Act, any state securities law and/or the applicable requirements of the Commission or any state securities commissioner or similar agency or official.

                                   ARTICLE III

                                 TRANSFERABILITY

      3.1 Transferability. Transfer of the Capital Shares shall be made only on the books of the Company by the holders of record thereof or by their legal representatives who shall furnish proper evidence of authority to transfer, or by their attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Company, subject to the restrictions set forth in (i) Sections 9.2, 9.3 and 11.2 of that certain Investment Agreement, dated December 29, 1992, as amended, by and among the Company, South Atlantic Venture Fund II, Limited Partnership ("South Atlantic II"), and South Atlantic Venture Fund III, Limited Partnership ("South Atlantic III"), and (ii) that certain Shareholders Agreement, entered into on even date herewith, by and among the Company, J. Stephen Eaton, South Atlantic II, South Atlantic III, Welsh, Carson, Anderson & Stowe VI, L.P. ("WCAS VI"), WCAS Capital Partners II, L.P., WCAS Healthcare Partners, L.P., CID Equity Capital III, L.P., and Randall J. Bufford (the "Shareholders Agreement"). The holder(s) in whose name the Capital Shares stand on the books of the Company shall be deemed by the Company to be owner(s) thereof for all purposes.

      3.2 Restrictive Legends. Unless and until otherwise permitted by this Section, each instrument evidencing Capital Shares shall contain or otherwise be imprinted with a suitable legend in substantially the following form:

      "The shares evidenced by this certificate have been issued or sold in reliance on section 10-5-9(13) of the Georgia Securities Act of 1973, as amended, and may not be sold or transferred except in a transaction that is exempt under such act or pursuant to an effective registration under such act. This security has not been registered under the 1933 Act or any state securities act, and has been acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the 1933 Act, as amended."

The Company is hereby authorized to place "stop transfer" instructions on its records or to instruct any transfer agent to prevent the transfer of such shares except in conformity with this Article.

      3.3 Restriction on Transfer. In addition to the restrictions on transfer set forth in the Shareholders Agreement, no holder shall transfer any of the Capital Shares until it has first given written notice to the Company describing briefly the manner of any such proposed transfer and until (i) the Company has received from the holder's counsel an opinion (reasonably satisfactory in form and substance to the Company's counsel) that such transfer can be made without compliance with the registration provisions of the Securities Act or any state Securities Act and without the necessity of perfection of an exemption pursuant to Regulation A adopted pursuant to said Securities Act, or (ii) such transfer complies with Rule 144 (or comparable successor provisions) promulgated under the said Securities Act and applicable state securities act requirements, or (iii) a registration statement filed by the Company is declared effective by the SEC and governing state Securities Act authorities or steps necessary to perfect exemptions from such registration are completed.

      Notwithstanding anything to the contrary herein, in the event that there is an Underwritten Public Offering of securities of the Company pursuant to a registration covering Registrable Securities and a Shareholder of Registrable Securities does not elect to sell his Registrable Securities to the underwriters of the Company's securities in connection with such offering, such Shareholder shall refrain from selling such Registrable Securities during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such Shareholder shall, in any event, be entitled to sell its Registrable Securities commencing on the ninetieth (90th) day after the effective date of such registration statement.

                                   ARTICLE IV

                                  MISCELLANEOUS

      4.1 Notices. Any notice, request, reply instruction or other communication (herein severally and collectively called "notice") in this Agreement provided or permitted to be given to the Company or to any Shareholder must be given in writing and may be given or served by overnight delivery service, depositing the same in the United States mail, in certified or registered form postage fully prepaid, addressed to the party or parties to be notified, with return postage fully requested, or by delivering the same in person to such party or parties. Notice deposited in the United States mail, mailed in the manner hereinabove described, shall be effective upon deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified. Unless appropriate notice of a change of address is otherwise provided to the Company, any notice to Shareholders shall be addressed in accordance with the address specified in the stock records of the Company. In any event, until notice is given of a change of address, notice to the Company, South Atlantic II, South Atlantic III, and WCAS VI shall be addressed and provided as follows:

      If to Company:            WelCare International, Inc.
                                7000 Central Parkway
                                Suite 970
                                Atlanta, GA 30328

            with a copy to:     Nelson Mullins Riley & Scarborough, L.L.P
                                400 Colony Square, Suite 2200
                                1201 Peachtree Street
                                Atlanta, GA 30361
                                Attention: Paul A. Quiros, Esq.

      If to South Atlantic II:  South Atlantic Venture Fund II, Limited
                                Partnership
                                614 West Bay Street
                                Suite 200
                                Tampa, FL 33606-2704
            with a copy to:     Testa, Hurwitz & Thibeault
                                Exchange Plaza
                                55 State Street
                                Boston, MA 02109
                                Attention: David Tegeler, Esq.

      If to South Atlantic III: South Atlantic Venture Fund III, Limited
                                Partnership
                                614 West Bay Street
                                Suite 200
                                Tampa, FL 33606-2704

            with a copy to:     Testa, Hurwitz & Thibeault
                                Exchange Plaza
                                55 State Street
                                Boston, MA 02109
                                Attention: David Tegeler, Esq.

      If to WCAS VI:            Welsh, Carson, Anderson & Stowe VI, L.P.
                                One World Financial Center
                                200 Liberty Street
                                Suite 3601
                                New York, NY 10281
                                Attention: Andrew M. Paul
                                           James B. Hoover

            with a copy to:     Reboul, MacMurray, Hewitt, Maynard & Kristol
                                45 Rockefeller Plaza
                                New York, NY 10111
                                Attention: John Maynard, Esq.

      4.2 Remedies. Each party hereto acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

      4.3 Effect of Sale. Any Shareholder who sells all of his Registrable Securities pursuant to the terms of this Agreement shall cease to be a party to this Agreement and shall have no further rights or obligations hereunder.

      4.4 Amendment. This Agreement may not be modified or amended except in a writing signed by the Company and the holders of 66-2/3% of the total Registrable Securities outstanding at such time (with any shares of Registrable Securities issuable upon conversion of other securities deemed to be outstanding for these purposes).

      4.5 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Georgia.

      4.6 Jurisdiction. All legal actions to enforce or interpret the provisions of this Agreement shall be filed in a court of the State of Georgia or of the United States District Court having jurisdiction over Fulton County, Georgia. All parties irrevocably waive any objection they may have to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waive any claim that any such suit, action or proceeding so brought has been brought in an inconvenient forum and further waive the right to object that such court does not have jurisdiction over such party. No party shall bring a suit, action or proceeding in respect of this Agreement in any other jurisdiction than as aforesaid.

      4.7 Successors and Assigns. This Agreement shall be binding upon and inure to the parties contained in this Agreement and their respective heirs, executors, distributees, successors (including successors by merger) and permitted assigns.

      4.8 Invalid Provisions. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement and the parties hereby agree that the portion so held invalid, unenforceable or void shall, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

      4.9 Section Headings. The section and paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

      4.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

      4.11 Adjustments. In the event the Company shall declare a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, the Capital Shares, such shares shall be Capital Shares subject to this Agreement.

      4.12 Entire Agreement. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof and specifically supersedes and replaces that certain Registration Rights Agreement, dated as of December 29, 1992, as amended, by and among the Company, South Atlantic II, and South Atlantic III, and that certain Registration Rights Agreement, dated November 1, 1993, as amended, by and among THS and the owners of Restricted Stock, as defined therein.

      4.13 Time of the Essence. Time is of the essence with respect to every provision of this Agreement.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed by its duly authorized officers and the Shareholders have caused this Agreement to be executed by the appropriate authorized person, as of the day and year first above written.


                                  WELCARE INTERNATIONAL, INC.

ATTEST:

/s/ Paul A. Quiros                By: /s/ J. Stephen Eaton
--------------------------            -----------------------------
Assistant Secretary                       J. Stephen Eaton
                                          President and Chief Executive Officer

                                      /s/ J. Stephen Eaton
                                      -----------------------------
                                          J. STEPHEN EATON


                                  SOUTH ATLANTIC VENTURE FUND II,
                                  LIMITED PARTNERSHIP

                                  By: South Atlantic Venture Partners II,
                                      Limited Partnership, General Partner



                                  By: /s/ W. Scott Miller
                                      -----------------------------
                                          W. Scott Miller, General Partner


                                  SOUTH ATLANTIC VENTURE FUND III,
                                  LIMITED PARTNERSHIP

                                  By: South Atlantic Venture Partners III,
                                      Limited Partnership, General Partner


                                  By: /s/ W. Scott Miller
                                      -----------------------------
                                          W. Scott Miller, General Partner


                                  WELSH, CARSON, ANDERSON & STOWE VI,
                                  L.P.

                                  By: WCAS VI Partners, General Partner


                                  By: /s/ James B. Hoover
                                      -----------------------------
                                      General Partner

                                  WCAS CAPITAL PARTNERS II, L.P.

                                  By: WCAS CP II Partners, General Partner



                                  By: /s/ James B. Hoover
                                      -----------------------------
                                         General Partner


                                  WCAS HEALTHCARE PARTNERS, L.P.

                                  By: WCAS HP Partners, General Partner



                                  By: /s/ Patrick J. Welsh
                                      -----------------------------
                                      General Partner


                                      /s/ Bruce K. Anderson
                                      -----------------------------
                                      BRUCE K. ANDERSON



                                      /s/ Russell L. Carson
                                      -----------------------------
                                      RUSSELL L. CARSON


                                      /s/ James B. Hoover
                                      -----------------------------
                                      JAMES B. HOOVER


                                  DELAWARE CHARTER TRUST CO. AS TTEE-FBO
                                  THE IRA ROLLOVER OF JAMES B. HOOVER


                                  By: /s/ James B. Hoover
                                      -----------------------------

                                      Its:_________________________


                                  /s/ Thomas E. McInerney
                                  ---------------------------------
                                  THOMAS E. MCINERNEY


                                  /s/ Andrew M. Paul
                                  ---------------------------------
                                  ANDREW M. PAUL

                                  /s/ Robert A. Minicucci
                                  ---------------------------------
                                  ROBERT A. MINICUCCI


                                  /s/ Richard H. Stowe
                                  ---------------------------------
                                  RICHARD H. STOWE


                                  DELAWARE CHARTER TRUST CO. AS TTEE-FBO
                                  THE IRA ROLLOVER OF RICHARD H. STOWE


                                  By:/s/ Richard H. Stowe
                                  ---------------------------------

                                  Its:_____________________________


                                  /s/ Laura M. VanBuren
                                  ---------------------------------
                                  LAURA M. VANBUREN


                                  /s/ Patrick J. Welsh
                                  ---------------------------------
                                  PATRICK J. WELSH



                                  ---------------------------------
                                  JAMES W. BAKER, JR.


                                  ---------------------------------
                                  ROBERT M. BAKER, M.D. TRUST



                                  By:______________________________

                                  Its:_____________________________



                                  ---------------------------------
                                  WILEY P. BALLARD



                                  ---------------------------------
                                  HOYT W. BOONE, JR.



                                  ---------------------------------
                                  BEAUREGARD A. FOURNET, JR.

                                  ---------------------------------
                                  LAWRENCE W. LEPLEY, JR.



                                  ---------------------------------
                                  J.O. PATTERSON



                                  ---------------------------------
                                  JOHN W. ULFERS



                                  ---------------------------------
                                  DAVID D. WATKINS


                                  /s/ Robert R. Bates
                                  ---------------------------------
                                  ROBERT R. BATES


                                  /s/ Randall J. Bufford
                                  ---------------------------------
                                  RANDALL J. BUFFORD


                                  HORIZON INVESTMENT ASSOCIATES II


                                  By: /s/ Robert A. Compton
                                      -----------------------------

                                  Its: Partner


                                  KELLY FAMILY PARTNERSHIP, LTD.


                                  By: /s/ James T. Kelly
                                      -----------------------------

                                  Its: General Partner


                                  JAMES T. KELLY FAMILY TRUST


                                  By: /s/ James T. Kelly
                                      -----------------------------

                                  Its: General Partner

                                  ---------------------------------
                                  CID EQUITY CAPITAL III, L.P.


                                  By: /s/ Robert A. Compton
                                      -----------------------------
                                      Robert A. Compton, General Partner


                                  /s/ James J. TerBeest
                                  ---------------------------------
                                  JAMES J. TERBEEST


                                  /s/ David M. Kitchen
                                  ---------------------------------
                                  DAVID M. KITCHEN


                                  /s/ John G. Hundley
                                  ---------------------------------
                                  JOHN G. HUNDLEY


                                  PRUDENTIAL SECURITIES, INC.
                                  C/F JOHN G. HUNDLEY IRA ROLLOVER


                                  By: /s/ John G. Hundley
                                  ---------------------------------

                                  Its:_____________________________

                                   Schedule I

                             CLASS OF CAPITAL STOCK

Shareholder                       Class of Capital Stock        Number of Shares
J. Stephen Eaton                  Common Stock                      1,455,480
South Atlantic II                 Common Stock                         38,140
                                  Series A Preferred Stock            205,541
                                  Series B Preferred Stock            164,446
South Atlantic III                Common Stock                         41,640
                                  Series B Preferred Stock            164,446
Welsh, Carson, Anderson &         Special Voting Common Stock       2,649,254
Stowe VI, L.P.
WCAS Capital Partners II, L.P.    Special Voting Common Stock         374,594
WCAS Healthcare Partners, L.P.    Special Voting Common Stock          62,311
CID Equity Capital III, L.P.      Special Voting Common Stock         255,168
Bruce K. Anderson                 Special Voting Common Stock          17,803
Russell L. Carson                 Special Voting Common Stock          17,803
James B. Hoover                   Special Voting Common Stock           4,451
Delaware Charter Trust Co.
as TTEE-FBO the IRA Rollover of   Special Voting Common Stock           4,451
James B. Hoover
Thomas E. McInerney               Special Voting Common Stock           3,561
Andrew M. Paul                    Special Voting Common Stock           7,121
Robert A. Minicucci               Special Voting Common Stock           2,671
Richard H. Stowe                  Special Voting Common Stock           4,451
Delaware Charter Trust Co.
as TTEE-FBO the IRA Rollover of   Special Voting Common Stock           4,451
Richard H. Stowe
Laura M. VanBuren                 Special Voting Common Stock             356
Patrick J. Welsh                  Special Voting Common Stock          17,803
James W. Baker, Jr.               Special Voting Common Stock           7,326
James W. Baker, Jr., l/O          Special Voting Common Stock           1,465
IRA Gruntal as Custodian
FBO Robert M. Baker, M.D.         Special Voting Common Stock           2,930
North Broward Radiologist, PA
Employee Profit Sharing Plan
M/P PURPL Trust
Wiley P. Ballard                  Special Voting Common Stock           2,344
Hoyt W. Boone, Jr.                Special Voting Common Stock           2,930
Lawrence W. Lepley, Jr.           Special Voting Common Stock          98,648
J.O. Patterson                    Special Voting Common Stock           2,930

John W. Ulfers                    Special Voting Common Stock           2,930
David D. Watkins                  Special Voting Common Stock          12,308
Beauregard A. Fournet, Jr.        Special Voting Common Stock           5,861
Robert R. Bates                   Special Voting Common Stock          30,618
Randall J. Bufford                Special Voting Common Stock         163,758
Horizon Investment Associates, II Special Voting Common Stock          35,606
Kelly Family Partnership, Ltd.    Special Voting Common Stock           5,888
James T. Kelly Family Trust       Special Voting Common Stock           3,013
James J. TerBeest                 Special Voting Common Stock           8,403
David M. Kitchen                  Special Voting Common Stock           1,766
John G. Hundley                   Special Voting Common Stock           3,768
Prudential Securities, Inc.       Special Voting Common Stock             824
C/F John G. Hundley IRA Rollover

            FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 1997, among CENTENNIAL HEALTHCARE CORPORATION, a Georgia corporation (the "Company") and the several other persons named at the foot hereof (such persons being hereinafter collectively referred to as the "Shareholders").

            WHEREAS, the Company and the Shareholders have heretofore entered into a Registration Rights Agreement, dated December 31, 1995 (the "Agreement"), which Agreement provides, among other things, for (i) certain restrictions on the transfer of, and (ii) the registration, under certain circumstances, of Registrable Securities (as defined in the Agreement) under the Securities Act of 1933, as amended (each capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Agreement);

            WHEREAS, on the date hereof, the Company has entered into a Securities Purchase Agreement (the "Purchase Agreement"), with certain of the Shareholders (the "Purchasing Shareholders"), pursuant to which the Company has issued and sold on this date (i) to the Purchasing Shareholders an aggregate 50,000 shares (the "Series D Shares") of Series D Preferred Stock, $1.00 par value (the "Series D Preferred Stock"), and (ii) to certain of the Purchasing Shareholders an aggregate 50,000 investment units, each investment unit being comprised of one share of Series E Senior Preferred Stock, $1.00 par value, and
1.85102 shares (the "Common Shares") of Common Stock of the Company;

            WHEREAS, on the date hereof, the Purchasing Shareholders, other than South Atlantic Venture Fund III, Limited Partnership, have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), with J. Stephen Eaton and with Kent C. Fosha, Sr., pursuant to which Messrs. Eaton and Fosha have agreed to sell, and such Purchasing Shareholders have agreed to purchase, certain of the shares of Common Stock of the Company held by Messrs. Eaton and Fosha (collectively, the "Eaton/Fosha Shares"; such Shares, excluding the shares sold by Mr. Eaton, being herein called the "Fosha Shares" and such Shares, excluding the shares sold by Mr. Fosha, being herein called the "Eaton Shares"); and

            WHEREAS, the Company and the Shareholders desire to amend the Agreement to include the shares of Common Stock issuable upon conversion of the Series D Shares, the Common Shares and the Eaton/Fosha Shares among the Registrable Securities and to provide that the holders from time to time of such Shares shall have the same rights and obligations as the other holders of Registrable Securities under the Agreement, as amended hereby;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

            1. The definition of "Registrable Securities" as set forth in
Article I of the Agreement is hereby amended to read in its entirety as follows:

                  "Registrable Securities" means the Common Stock held by the
            Shareholders, including shares issued or issuable at any time or from time to time upon conversion of the Series A Preferred Stock, $11.0011 par value per share, the Series B Preferred Stock, $8.7377 par value per share, the Series D Preferred Stock, $1.00 par value per share, or the Special Voting Common Stock, no par value per share, of the Company. The term "Registrable

            Securities" does not include shares of capital stock of the Company which have been registered, as defined below, and sold pursuant to such registration."

            2. Schedule I shall be deemed amended to include the Series D Shares, the Common Shares and the Fosha Shares and to reflect that the Eaton shares have been sold to certain of the Shareholders, and the Series D Shares, the Common Shares and the Fosha Shares shall be deemed to be "Capital Shares" under the Agreement.

            3. The Agreement, as amended by this First Amendment to Registration Rights Agreement, is in all respects confirmed in its entirety.

            4. This First Amendment to Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

            5. This First Amendment to Registration Rights Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Registration Rights Agreement as of the date first above written.

                                       CENTENNIAL HEALTHCARE CORPORATION


                                       By: /s/ Alan C. Dahl
                                           ---------------------------------
                                       Name:  Alan C. Dahl
                                       Title: Executive Vice President

AGREED TO AND ACCEPTED
as of the date first above written:

Shareholders:

WELSH, CARSON, ANDERSON & STOWE VI, L.P.
By WCAS VI Partners, L.P., General Partner
WCAS CAPITAL PARTNERS II, L.P.
By WCAS CP II Partners, General Partner
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Thomas E. McInerney
Andrew M. Paul
James B. Hoover
MSTC, Custodian FBO the IRA/Rollover
of James B. Hoover
Robert A. Minicucci


By: /s/ Laura VanBuren
    ---------------------------
    Laura VanBuren
    Attorney in Fact or General Partner

WCAS HEALTHCARE PARTNERS, L.P.
By WCAS HC Partners, General Partner

By: /s/ Laura VanBuren
    ---------------------------
    General Partner Attorney in Fact

/s/ Laura VanBuren
-------------------------------
    Laura VanBuren


CID EQUITY CAPITAL III, L.P.


By: /s/ Robert A. Conpton
    ---------------------------
    Robert A. Compton
    General Partner

    /s/ J. Stephen Eaton
    ---------------------------
     J. Stephen Eaton

SOUTH ATLANTIC VENTURE FUND II,
LIMITED PARTNERSHIP
By South Atlantic Venture Partners II,
   Limited Partnership, General Partner


By: /s/ Sandra P. Barber
    ---------------------------
    W. Scott Miller, General Partner or
    Sandra P. Barber, General Partner

SOUTH ATLANTIC VENTURE FUND III,
LIMITED PARTNERSHIP
By South Atlantic Venture Partners III,
   Limited Partnership, General Partner



By: /s/ Sandra P. Barber
    ---------------------------
     W. Scott Miller, General Partner or
     Sandra P. Barber, General Partner